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                                 DECLARATION OF TRUST

                                REPUBLIC CAPITAL TRUST

                             Dated as of February 5, 1997











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                                 DECLARATION OF TRUST

                                          OF

                                REPUBLIC CAPITAL TRUST

                                   February 5, 1997

     DECLARATION OF TRUST ("Declaration") dated and effective as of February 5, 1997, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

     WHEREAS, the Trustees and the Sponsor hereby wish to establish Republic Capital Trust (the "Trust"), a trust under the Business Trust Act pursuant to this Declaration and the filing of a Certificate of Trust with the Secretary of State of the State of Delaware, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Subordinated Debt Securities of the Debt Issuer;

     WHEREAS, as of the date hereof, no interests in the Trust have been issued;

     NOW, THEREFORE, it being the intention of the parties hereto to establish the Trust as a business trust under the Business Trust Act and that this Declaration constitutes the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                      ARTICLE I
                            INTERPRETATION AND DEFINITIONS

     SECTION 1.1    DEFINITIONS.

     Unless the context otherwise requires:

     (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

     (b) a term defined anywhere in this Declaration has the same meaning throughout;

     (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

     (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

     (e)  a reference to the singular includes the plural and vice versa.

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     "AFFILIATE" has the same meaning as given to that term in Rule 405 of the
Securities Act or any successor rule thereunder.

     "AUTHORIZED OFFICER" of a Person means any Person that is authorized to bind such Person.

     "BUSINESS DAY" means any day other than a day on which federal or state banking institutions in the City of Louisville, Kentucky, are authorized or obligated by law, executive order or regulation to close.

     "BUSINESS TRUST ACT" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

     "CERTIFICATES" shall mean the certificates representing the Common Securities and the Preferred Securities.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

     "COMMISSION" means the Securities and Exchange Commission.

     "COMMON SECURITIES" has the meaning specified in Section 6.1(a).

     "COMMON SECURITIES GUARANTY" means the guarantee agreement to be dated as of February 5, 1997 of the Sponsor in respect of the Common Securities.

     "COMMON SECURITY CERTIFICATE" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

     "COMPANY INDEMNIFIED PERSON" means (a) any Republic Trustee or Property Trustee or Conversion Agent; (b) any Affiliate of any Republic Trustee or Property Trustee or Conversion Agent; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Republic Trustee or Property Trustee or Conversion Agent; or (d) any officer, employee or agent of the Trust or its Affiliates.

     "COVERED PERSON" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

     "DEBT" means the Subordinated Debt Securities to be issued by the Debt Issuer from time to time pursuant to the Indenture.

     "DEBT EVENT OF DEFAULT" means an Event of Default as defined in the Indenture.

     "DEBT ISSUER" means Republic Bancorp, Inc., a Kentucky corporation, in its capacity as issuer of the Debt under the Indenture, and any successor entity in a merger, consolidation or amalgamation.

     "DELAWARE TRUSTEE" has the meaning set forth in Section 4.2.


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     "DISSOLUTION EVENT" has the meaning set forth in Annex I hereto.

     "DISTRIBUTION" means a distribution payable to Holders of Securities in accordance with Section 5.1.

     "EVENT OF DEFAULT" in respect of the Securities means a Debt Event of Default has occurred and is continuing in respect of the Debt.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

     "FIDUCIARY INDEMNIFIED PERSON" has the meaning set forth in Section 9.4(b).

     "HOLDER" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

     "INDEMNIFIED PERSON" means a Company Indemnified Person or a Fiduciary Indemnified Person.

     "INDENTURE" means the Indenture between the Debt Issuer and Steven Trager as Indenture Trustee, dated February 5, 1997, pursuant to which the Debt is to be issued.

     "INITIAL CLOSING DATE" means the "INITIAL CLOSING DATE" under the Purchase Agreement.

     "INTEREST" means any interest due on the Debt including any Compounded Interest, and Additional Interest (as such terms are defined in the Indenture).

     "INVESTMENT COMPANY" means an investment company as defined in the Investment Company Act.

     "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

     "LEGAL ACTION" has the meaning set forth in Section 2.6(g).

     "MAJORITY IN LIQUIDATION AMOUNT OF THE SECURITIES" means, except as provided in the terms of the Preferred Securities, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "MINISTERIAL ACTION" has the meaning set forth in the terms of the Securities as set forth in Annex I.

     "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated


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association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "PREFERRED SECURITIES" means the Preferred Securities referred to in
Section 6.1 hereof.

     "PREFERRED SECURITIES GUARANTY" means the guarantee agreement to be dated as of February 5, 1997, of the Sponsor in respect of the Preferred Securities.

     "PREFERRED SECURITY CERTIFICATE" means a definitive certificate in fully registered form representing a Preferred Security substantially in the form of Exhibit A-1.

     "PROPERTY TRUSTEE" means the Trustee as set forth in Section 2.12.

     "PURCHASE AGREEMENTS" means the Subscription Agreements for the offering and sale of Preferred Securities in the form of Exhibit C.

     "QUORUM" means a majority of the Republic Trustees or, if there are only two Republic Trustees, both of them.

     "RELATED PARTY" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

     "REPUBLIC COMMON STOCK" means the Class A Common Stock of Republic Bancorp, Inc.

     "RESPONSIBLE OFFICER" means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "SECURITIES" means the Common Securities and the Preferred Securities.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time or any successor legislation.

     "SECURITIES GUARANTIES" means the Common Securities Guaranty and the Preferred Securities Guaranty.

     "SPONSOR" means the Debt Issuer or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

     "SUBORDINATED DEBT SECURITIES" means the 8.5% Convertible Subordinated Debentures to be issued by the Debt Issuer under the Indenture and to be held by the Property Trustee.

     "TAX EVENT" has the meaning set forth in Annex I hereto.

     "TREASURY REGULATIONS" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such

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regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "TRUSTEE" or "TRUSTEES" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.


                                      ARTICLE II
                                     ORGANIZATION

     SECTION 2.1 NAME.   The Trust is named "Republic Capital Trust," as such
name may be modified from time to time by the Republic Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Republic Trustees.

     SECTION 2.2 OFFICE. The address of the principal office of the Trust is 601 WEST MARKET STREET, Louisville, Kentucky 40202. On ten Business Days' written notice to the Holders of Securities, the Republic Trustees may designate another principal office.

     SECTION 2.3 PURPOSE.  The exclusive purposes and functions of the Trust are
(a) to issue and sell Securities representing undivided beneficial interests in the assets of the Trust, (b) investing the gross proceeds from such sale to acquire the Debt and (c) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

     SECTION 2.4 AUTHORITY. Subject to the limitations provided in this Declaration, the Republic Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Republic Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

     SECTION 2.5 TITLE TO PROPERTY OF THE TRUST. Except as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

     SECTION 2.6 POWERS AND DUTIES OF THE REPUBLIC TRUSTEES. The Republic Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:


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     (a)  to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; PROVIDED, HOWEVER, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, PROVIDED, FURTHER, that there shall be no interests in the Trust other than the Securities;

     (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to execute and enter into the Purchase Agreements and other related agreements providing for the sale of the Preferred Securities;

     (c) to acquire the Debt with the proceeds of the sale of the Preferred Securities and the Common Securities;

     (d) to give the Sponsor prompt written notice of the occurrence of a Tax Event or Dissolution Event; PROVIDED, that the Republic Trustees shall consult with the Sponsor before taking or refraining from taking any Ministerial Action in relation to a Tax Event;

     (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

     (f) to take all actions and perform such duties as may be required of the Republic Trustees pursuant to the terms of the Securities;

     (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action");

     (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

     (i) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

     (j) to give prompt written notice to the Holders of the Securities of any notice received from the Debt Issuer of its election to defer payments of interest on the Debt by extending the interest payment period under the Indenture;

     (k) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

     (l) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;


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     (m)  to take any action, not inconsistent with this Declaration or with applicable law, that the Republic Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section, including, but not limited to:

          (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

          (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

          (iii) cooperating with the Debt Issuer to ensure that the Debt will be treated as indebtedness of the Debt Issuer for United States federal income tax purposes, provided, that such action does not adversely affect the interests of Holders; and

     (n) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Republic Trustees, on behalf of the Trust.

     The Republic Trustees must exercise the powers set forth in this Section in a manner that is consistent with the purposes and functions of the Trust set out herein, and the Republic Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth herein.

     Any expenses incurred by the Republic Trustees pursuant to this Section shall be reimbursed by the Debt Issuer.

     SECTION 2.7 PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES. (a) The Trust shall not, and the Trustees on behalf of the Trust shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not, and, the Trustees shall cause the Trust not to:

          (i) invest any proceeds received by the Trust from holding the Debt, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

          (ii)  acquire any assets other than as expressly provided herein;

          (iii)  possess Trust property for other than a Trust purpose;

          (iv) make any loans or incur any indebtedness other than loans represented by the Debt;

          (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

          (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or


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          (vii)  other than as provided in this Declaration (including Annex 1),
(A) waive any past default that is waivable under the Indenture, (B) exercise any right to rescind or annul any declaration that the principal of all the Debt shall be due and payable, or (C) consent to any amendment, modification or termination of the Indenture or the Debt where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

     SECTION 2.8 EXECUTION OF DOCUMENTS. Unless otherwise determined by the Republic Trustees, and except as otherwise required by the Business Trust Act, any one Republic Trustee is authorized to execute on behalf of the Trust any documents that the Republic Trustees have the power and authority to execute pursuant to Section 2.6.

     SECTION 2.9 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

     SECTION 2.10 DURATION OF TRUST. The Trust, unless terminated pursuant to the provisions of Article VII hereof, shall have existence for fifty-five (55) years from the Initial Closing Date.

     SECTION 2.11 MERGERS. (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section (b) and (c) below.

     (b) The Trust may, with the consent of the Republic Trustees or, if there are more than two, a majority of the Republic Trustees and without the consent of the Holders of the Securities or the Delaware Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided that:

          (i)  such successor entity (the "SUCCESSOR ENTITY") either:

               (A) expressly assumes all of the obligations of the Trust under the Securities; or

               (B) substitutes for the Securities other securities having substantially the same terms as the Preferred Securities (the "SUCCESSOR SECURITIES") so long as the Successor Securities rank the same as the Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

          (ii) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the Successor Entity as a result of such merger, consolidation, amalgamation or replacement);


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          (iii)  such Successor Entity has a purpose identical to that of the
Trust;

          (iv) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of independent counsel to the Trust experienced in such matters to the effect that:

               (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the Successor Entity); and

               (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company;

               (C) following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

          (v) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guaranty.

     (c) Notwithstanding (b) above, the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

     SECTION 2.12 PROPERTY TRUSTEE. (a) The legal title to the Debt shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debt shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 4.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debt have been executed and delivered.

     (b)  The Property Trustee shall:

          (i) establish and maintain a segregated non-interest bearing trust account in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debt held by the Property Trustee, deposit such funds into such account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the account in accordance with Section 5.1;

               (ii) engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common


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Securities to the extent the Debt is redeemed or matures, or for the conversion of Securities to the extent Securities are converted into Republic Common Stock; and

          (iii) upon written notice of distribution issued by the Republic Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed as shall be necessary or appropriate to effect the distribution of the Debt to Holders of Securities upon the occurrence of a Dissolution Event or Tax Event.

     (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

     (e) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debt under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, but subject to the rights of the Holders pursuant to the terms of such Securities, enforce its rights as holder of the Debt, including the right to take any Legal Action which arises out of or in connection with such an Event of Default.


                                     ARTICLE III
                                       SPONSOR

     SECTION 3.1 SPONSOR'S PURCHASE OF COMMON SECURITIES. The Sponsor will purchase all of the Common Securities issued by the Trust, in an amount at least equal to 3.0% of the capital of the Trust, at the same time as the Preferred Securities are first sold.

     SECTION 3.2 RESPONSIBILITIES OF THE SPONSOR. In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to negotiate the terms of the Purchase Agreements and other related agreements providing for the sale of the Preferred Securities.

     SECTION 3.3 OBLIGATIONS AS GUARANTOR. The Sponsor hereby guarantees payment of all amounts payable with respect to the Securities to the extent and on the terms and conditions set out in the Securities Guaranties, which are incorporated herein by reference.


                                      ARTICLE IV
                                       TRUSTEES

     SECTION 4.1 NUMBER OF TRUSTEES. The number of Trustees initially shall be four (4), and:

     (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

     (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; PROVIDED, HOWEVER, that, the number of Trustees shall in no event be less than two (2); PROVIDED, FURTHER, that (1) there


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shall be a Delaware Trustee if required by Section 4.2; and (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (a "Republic Trustee"). One of the Republic Trustees shall serve as the Property Trustee. The initial Property Trustee shall be Steven
E. Trager.

     SECTION 4.2 DELAWARE TRUSTEE. If required by the Business Trust Act, one Trustee (the "DELAWARE TRUSTEE") shall be:

     (a)  a natural person who is a resident of the State of Delaware; or

     (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law.

     SECTION 4.3 CERTAIN QUALIFICATIONS OF REPUBLIC TRUSTEES AND DELAWARE TRUSTEE GENERALLY. Each Republic Trustee and the Delaware Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

     SECTION 4.4 REPUBLIC TRUSTEES.  The initial Republic Trustees shall be:

          A. Scott Trager
          Steven E. Trager
          L. Lee Kinsolving, Jr.

     Except where a requirement for action by a specific number of Republic Trustees is expressly set forth in this Declaration and except with respect to any action the taking of which is the subject of a meeting of the Republic Trustees, any action required or permitted to be taken by the Republic Trustees may be taken by, and any power of the Republic Trustees may be exercised by, or with the consent of, any one such Republic Trustee.

     SECTION 4.5 DELAWARE TRUSTEE.  The initial Delaware Trustee shall be:

          Wilmington Trust Company

     SECTION 4.6 APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES. (a) Subject to Section 4.6(b), Trustees may be appointed or removed without cause at any time except during an Event of Default:

          (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

          (ii) after the issuance of any Securities, by the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

     (b) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 4.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 4.2 and 4.3 (A "SUCCESSOR DELAWARE TRUSTEE") has been appointed and


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has accepted such appointment by written instrument executed by such
Successor Delaware Trustee and delivered to the Republic Trustees and the Sponsor.

     (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; PROVIDED, HOWEVER, that no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

     (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee if the Delaware Trustee delivers an instrument of resignation in accordance with this Section 4.6.

     (e) If no Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 4.6 within 60 days after delivery of an instrument of resignation or removal, the Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Delaware Trustee.

     (f) No Delaware Trustee shall be liable for the acts or omissions to act of any Successor Delaware Trustee.

     SECTION 4.7 VACANCIES AMONG TRUSTEES. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 4.1, or if the number of Trustees is increased pursuant to Section 4.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Republic Trustees or, if there are more than two, a majority of the Republic Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 4.6.

     SECTION 4.8 EFFECT OF VACANCIES. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Republic Trustees shall occur, until such vacancy is filled by the appointment of a Republic Trustee in accordance with Section 4.6, the Republic Trustees in office, regardless of their number, shall have all the powers granted to the Republic Trustees and shall discharge all the duties imposed upon the Republic Trustees by this Declaration.

     SECTION 4.9 MEETINGS. If there is more than one Republic Trustee, meetings of the Republic Trustees shall be held from time to time upon the call of any Republic Trustee. Regular meetings of the Republic Trustees may be held at a time and place fixed by resolution of the Republic Trustees. Notice of any in-person meetings of the Republic Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the

Republic Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Republic Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Republic Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the grounds that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Republic Trustees may be taken at a meeting by vote of a majority of the Republic Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Republic Trustees. In the event there is only one Republic Trustee, any and all action of such Republic Trustee shall be evidenced by a written consent of such Republic Trustee.

     SECTION 4.10 DELEGATION OF POWER. (a) Any Republic Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.6, including making any governmental filing; and

     (b) the Republic Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Republic Trustees or otherwise as the Republic Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

     SECTION 4.11 CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Delaware Trustee may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Delaware Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Delaware Trustee shall be the successor of the Delaware Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                      ARTICLE V
                                    DISTRIBUTIONS

     SECTION 5.1 DISTRIBUTIONS. Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debt Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Interest (as defined in the Indenture)), premium and/or principal on the Debt (the amount of any such payment being a "Payment Amount"), the Property Trustee shall, to the extent funds are available for that purpose, make a distribution (a "Distribution") of the Payment Amount to Holders.

                                      ARTICLE VI
                                ISSUANCE OF SECURITIES

     SECTION 6.1 GENERAL PROVISIONS REGARDING SECURITIES. (a) The Republic Trustees shall on behalf of the Trust issue one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Preferred Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities and the aggregate liquidation amount of all series of Securities issued by the Trust and outstanding at any time shall not exceed $10,000,000.

     (b) The Certificates shall be signed on behalf of the Trust by a Republic Trustee. Such signature shall be the manual signature of any present or any future Republic Trustee. In case any Republic Trustee of the Trust who shall have signed any of the Securities shall cease to be such Republic Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Republic Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Republic Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Republic Trustee. Such signature shall be conclusive evidence that the Preferred Security has been authenticated under this Declaration.

     (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

     (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

     (e) Every Person, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

     SECTION 6.3 FORM AND DATING. The Preferred Securities shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be printed or may be produced in any other manner as is reasonably acceptable to the Republic Trustees, as conclusively evidenced by their execution thereof. The Securities may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Sponsor, by its execution and delivery of this Declaration, expressly agrees to such terms and provisions and to be bound thereby and to execute as guarantor under the Securities Guaranties each Certificate.

     SECTION 6.4 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If: (a) any mutilated Certificates should be surrendered to the Republic Trustees, or if the Republic Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

     (b) there shall be delivered to the Republic Trustees such security or indemnity as may be required by them to keep each of them harmless; then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Republic Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section, the Republic Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 6.5 CANCELLATION.

     The Trust shall promptly cancel all Securities surrendered for registration of transfer, payment, replacement or cancellation and shall dispose of canceled Securities as the Trust directs. The Trust may not issue new Securities to replace Securities that it has paid.


                                     ARTICLE VII
                         DISSOLUTION AND TERMINATION OF TRUST

     SECTION 7.1 DISSOLUTION AND TERMINATION OF TRUST. (a) The Trust shall dissolve:

          (i)  upon the bankruptcy of the Sponsor or the Debt Issuer;

          (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or the Debt Issuer, upon the consent of a Majority in liquidation amount of the Securities voting together as a single class to file a certificate of cancellation with respect to the Trust or the revocation of the charter of the Sponsor or the Debt Issuer and the expiration of 90 days after the date of revocation without a reinstatement thereof;

          (iii) upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor, the Trust or the Debt Issuer;

          (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

          (v) with the consent of the Holders of all of the Common Securities, upon the occurrence and continuation of a Dissolution Event or a Tax Event pursuant to which the Trust shall be dissolved in accordance with the terms of the securities and the Debt shall, subject to the terms of the Securities, be distributed to the Holders of Securities in exchange for the Securities;

          (vi) after the distribution of the Republic Common Stock to all Holders upon conversion of all outstanding Securities;

          (vii) before the issuance of any Securities, with the consent of all of the Republic Trustees and the Sponsor; or

          (viii)    the expiration of the term of the Trust as set forth in
Section 2.10.

     (b) As soon as is practicable after the occurrence of an event referred to in Section 7.1 (a), and following the winding up and liquidation of the Trust in accordance with the terms of this Declaration and the Securities, the Trustees shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.



                                     ARTICLE VIII
                                TRANSFER OF INTERESTS

     SECTION 8.1 GENERAL. (a) Where Preferred Securities are presented to the Trust with a request to register a transfer or to exchange them for an equal number of Preferred Securities represented by different certificates, the Trust shall register the transfer or make the exchange if its requirements for such transactions are met.

     (b) Securities may only be transferred, in whole or in part, in accordance with, the terms and conditions set forth in this Declaration and in the terms of the Securities PROVIDED, HOWEVER, the Sponsor may not transfer the Common Securities except to a Related Party, provided that any such transfer is subject to the condition precedent that the transferor obtain the written opinion of independent counsel that such transfer would not cause more than an insubstantial risk that the Trust would not be classified for United States federal income tax purposes as a grantor trust or that the Trust would be an Investment Company or the transferee would become an Investment Company. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

     (c) The Republic Trustees shall provide for the registration of Securities and of transfers of Securities, which will be effected without charge but only upon payment (with such indemnity as the Republic Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Republic Trustees shall cause one or more new Securities to be issued in the name of the designated transferee. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Republic Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Republic Trustees. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

     SECTION 8.2 TRANSFER PROCEDURES AND RESTRICTIONS. If Preferred Securities are issued upon the transfer, exchange or replacement of Preferred Securities bearing the Restricted

Securities Legend set forth in Exhibit A-1 hereto, or if a request is made to remove such Restricted Securities Legend on Preferred Securities, the Preferred Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Trust such satisfactory evidence, which may include an opinion of counsel, as may be reasonably required by the Trust, that neither the legend nor the restrictions on transfer set forth therein are required under the Purchase Agreements or otherwise to ensure that transfers thereof comply with the provisions of the Rules under the Securities Act or, with respect to Restricted Securities, that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Trust shall authenticate and deliver Preferred Securities that do not bear the legend.

     SECTION 8.2 DEEMED SECURITY HOLDERS. The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.


                                      ARTICLE IX
                              LIMITATION OF LIABILITY OF
                      HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

     SECTION 9.1 LIABILITY. (a) Except as expressly set forth in this Declaration, the Securities Guaranties and the terms of the Securities, the Sponsor shall not be:

          (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

          (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

     (b) Pursuant to Section 3803(a) of the Business Trust Act, the Holder of the Common Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, that the Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

     (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     SECTION 9.2 EXCULPATION. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

     (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

     SECTION 9.3 FIDUCIARY DUTY. (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of the Indemnified Person.

     (b)  Unless otherwise expressly provided herein:

          (i) whenever a conflict of interest exists or arises between any Covered Persons; or

          (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

     (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

          (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

          (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

     SECTION 9.4 INDEMNIFICATION. (a) (i) The Debt Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (ii) The Debt Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

          (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4 (a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

          (iv) Any indemnification under paragraphs (i) and (ii) of this Section 9.4(a) (unless ordered by a court) shall be made by the Debt Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Republic Trustees by a majority vote of a quorum consisting of such Republic Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Republic Trustees so directs, by independent legal counsel in a written opinion, or
(3) by the Common Securities Holder of the Trust.

          (v) Expenses (including attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4 (a) shall be paid by the Debt Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debt Issuer as authorized in this Section 9.4 (a). Notwithstanding the foregoing, no advance shall be made by the Debt Issuer if a determination is reasonably and promptly made (i) by the Republic Trustees by a majority vote of a quorum of disinterested Republic Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Republic Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Securities Holder of the Trust, that, based upon the facts known to the Republic Trustees, counsel or the Common Securities Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such Person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Republic Trustees, independent legal counsel or the Common Securities Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Preferred Securities Holders.

          (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4 (a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debt Issuer or Preferred Securities Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 9.4(a) shall be deemed to be provided by a contract between the Debt Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 9.4(a) is in effect. Any repeal or modification of this Section 9.4(a) shall not affect any rights or obligations then existing.

          (vii) The Debt Issuer or the Trust may purchase and maintain insurance on behalf of any Person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debt Issuer would have the power to indemnify him against such liability under the provisions of this Section 9.4(a).

          (viii) For purposes of this Section 9.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 9.4 (a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

          (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

     (b)   The Debt Issuer agrees to indemnify the (i) the Delaware Trustee,
(ii) any Affiliate of the Delaware Trustee, and (iii) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 9.4(b) shall survive the satisfaction and discharge of this Declaration.

     SECTION 9.5 OUTSIDE BUSINESSES. Any Covered Person, the Sponsor, and the Delaware Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, or the Delaware Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, and the Delaware Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person or the Delaware Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                                      ARTICLE X
                                      ACCOUNTING

     SECTION 10.1 FISCAL YEAR. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

     SECTION 10.2 CERTAIN ACCOUNTING MATTERS. (a) At all times during the existence of the Trust, the Republic Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Republic Trustees.

     (b) The Republic Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

     (c) The Republic Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Republic Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

     (d) The Republic Trustees shall cause to be duly prepared and filed an annual United States federal income tax return on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Republic Trustees on behalf of the Trust with any state or local taxing authority.

     SECTION 10.3 BANKING. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust. The sole signatories for such accounts shall be designated by the Republic Trustees.

     SECTION 10.4 WITHHOLDING. The Trust and the Republic Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Republic Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                      ARTICLE XI
                               AMENDMENTS AND MEETINGS

     SECTION 11.1 AMENDMENTS. (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by

          (i) the Republic Trustees (or, if there are more than two Republic Trustees, a majority of the Republic Trustees); and

          (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

     (b) Notwithstanding any other provision of this Article XI, no amendment shall be made, and any such purported amendment shall be void and ineffective to the extent the result of such amendment would be to:

          (i) cause the trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust; or

          (ii) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

     (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities.

     (d) Section 7.1(b) and this Section 11.1 shall not be amended without the consent of all of the Holders of the Securities.

     (e) Article III shall not be amended without the consent of the Holders of a majority in liquidation amount of the Common Securities.

     (f) The rights of the Holders of the Common Securities under Article IV to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

     (g) Notwithstanding Section 11.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

          (i)  cure any ambiguity;

          (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

          (iii) add to the covenants, restrictions or obligations of the Sponsor;

          (iv) modify, eliminate and add to any provision of this Declaration to such extent as may be necessary; provided, however, that no such amendment shall adversely affect the powers, preferences or special rights of Holders of Securities.

     SECTION 11.2 MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN CONSENT. (a) Meetings of the Holders of any class of Securities may be called at any time by the Republic Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration or the terms of the Securities. The Republic Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Republic Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities represented by such Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

     (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

          (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Republic Trustees may specify that any written ballot submitted to the Securities Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Republic Trustees;

          (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation; each meeting of the Holders of the Securities shall be conducted by the Republic Trustees or by such other Person that the Republic Trustees may designate; and

          (iii) unless the Business Trust Act, this Declaration, or the terms of the Securities otherwise provides, the Republic Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                     ARTICLE XII
                         REPRESENTATIONS OF DELAWARE TRUSTEE

     SECTION 12.1 REPRESENTATIONS AND WARRANTIES OF DELAWARE TRUSTEE. The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that:

     (a) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

     (b) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration. This Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law).

     (c) No consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration.

     (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.


                                     ARTICLE XIII
                                    MISCELLANEOUS

     SECTION 13.1 NOTICES. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

     (a) if given to the Trust, in care of the Republic Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities:

               Republic Capital Trust
               601 West Market Street
               Louisville, Kentucky  40202
               Attention: Steven E. Trager
               Telecopy:  502/561-7188

     (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

               Wilmington Trust Company
               Rodney Square North
               1100 N. Market Street
               Wilmington, Delaware  19890-0001
               Attention: Emmett R. Harmon
               Telecopy: 302-651-1576

     (c) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust):

               Republic Bancorp, Inc.
               601 West Market Street
               Louisville, Kentucky  40202
               Attention:  Steven E. Trager

     (d) if given to any other Holder, at the address set forth on the books and records of the Trust.

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     SECTION 13.2 GOVERNING LAW. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to the principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration any provision of the laws (statutory or common) of the State of Delaware pertaining to trusts that relate to or regulate, in a manner inconsistent with the terms hereof (a) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (b) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (c) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (d) fees or other sums payable to trustees, officers, agents or employees of a trust, (e) the allocation of receipts and expenditures to income or principal, (f) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets or (g) the establishment of fiduciary or other standards of responsibility or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees as set forth or referenced in this Declaration. Section 3540 of Title 12 of the Delaware Code shall not apply to the Trust.

     SECTION 13.3 INTENTION OF THE PARTIES. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

     SECTION 13.4 HEADINGS. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

     SECTION 13.5 SUCCESSORS AND ASSIGNS. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

     SECTION 13.6 PARTIAL ENFORCEABILITY. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     SECTION 13.7 COUNTERPARTS. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to any of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.





                  [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


                              /S/ STEVEN E. TRAGER
                              ---------------------------------------
                              Steven E. Trager, as Republic
                               Trustee and Property Trustee


                              /S/ L. LEE KINSOLVING, JR.
                              ---------------------------------------
                              L. Lee Kinsolving, Jr., as Republic
                               Trustee


                              /S/ A. SCOTT TRAGER
                              ---------------------------------------
                              A. Scott Trager, as Republic
                               Trustee


                              WILMINGTON TRUST COMPANY
                                as Delaware Trustee


                              By:  /S/ PATRICIA A. EVANS
                                   ----------------------------------
                              Name:      Patricia A. Evans
                              Title:     Financial Services



                              REPUBLIC BANCORP, INC.
                                 as Sponsor

                              By:  /S/ STEVEN E. TRAGER
                                   ----------------------------------
                              Name:   Steven E. Trager
                              Title:  President

                                       ANNEX I

                    TERMS OF QUARTERLY INCOME PREFERRED SECURITIES

     Pursuant to Section 6.1 of the Declaration of Trust, dated as of February 5, 1997 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration):

     1. DESIGNATION AND NUMBER. (a) Preferred Securities. Quarterly Income Preferred Securities of the Trust, with an aggregate stated liquidation amount with respect to the assets of the Trust of Nine Million Seven Hundred Thousand Dollars ($9,700,000) and a stated liquidation amount with respect to the assets of the Trust of $100 per Preferred Security, are hereby designated for the purposes of identification only as "Quarterly Income Preferred Securities" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-I to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

     (b) Common Securities. Common Securities of the Trust, with an aggregate stated liquidation amount with respect to the assets of the Trust of Three Hundred Thousand Dollars ($300,000) and a stated liquidation amount with respect to the assets of the Trust of $100 per Common Security, are hereby designated for the purposes of identification only as "Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

     2. DISTRIBUTIONS. (a) Distributions payable on each Security will be fixed at a rate per annum of 8.5% (the "Coupon Rate") of the stated liquidation amount of $100 per Security, such rate being the rate of interest payable on the Debt to be held by the Trust. Except as set forth below in respect of an Extension Period, Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes cash distributions and any such compounded distributions plus any Additional Interest paid on the Debt unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debt held by the Trust and to the extent the Trust has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly period on the basis of a 360-day year of twelve 30-day months.

     (b) Distributions on the Securities will be cumulative, will accrue from the date of issuance, and will be payable quarterly in arrears on January 1, April 1, July 1, and October 1 of each year, commencing on April 1, 1997, except as otherwise described below. The Debt Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debt for a period not exceeding 20 consecutive quarterly periods (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debt, PROVIDED, that no Extension Period shall be initiated while accrued interest with respect to prior, completed Extension Periods is unpaid, or extend beyond the maturity of the Debt; and, PROVIDED, further, that no Extension Period shall extend beyond the date of maturity of the Debt. In the event that the Debt Issuer exercises this right, then during any Extension Period (a) the Debt Issuer shall not declare or pay dividends on, make a distribution with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock or rights to acquire such capital stock (other than (i) purchases or acquisitions of shares of any such capital stock or rights to acquire such capital stock in connection with the satisfaction by the Debt Issuer of its obligations under any employee benefit plans, (ii) as a result of a reclassification of the Debt Issuer's capital stock or rights to acquire such capital stock or the exchange or conversion of one class or series of the Debt Issuer's capital stock or rights to acquire such capital stock for another class or series of the Debt Issuer's capital stock or rights to acquire such capital stock,
(iii) the purchase of fractional interests in shares of the Debt Issuer's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged or (iv) dividends and distributions made on the Debt Issuer's capital stock or rights to acquire such capital stock with the Debt Issuer's capital stock or rights to acquire such capital stock), (b) the Debt Issuer shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Debt Issuer that rank pari passu with or junior to such Debt and (c) the Debt Issuer shall not make any guarantee payments with respect to the foregoing (other than pursuant to the Securities Guaranties). Prior to the termination of any such Extension Period in respect of the Debt, the Debt Issuer may further extend the interest payment period; provided that each such Extension Period in respect of the Debt, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarterly periods or extend beyond the maturity of the Debt. Upon the termination of any Extension Period and the payment of all amounts then due, the Debt Issuer may commence a new Extension Period, subject to the above requirements.

     (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. The relevant record dates for the Securities shall be 15 Business Days prior to the relevant payment date. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debt Issuer having failed to make a payment under the Debt, as the case may be, when due (taking into account any Extension Period), will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such a Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

     (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

     3. LIQUIDATION DISTRIBUTION UPON DISSOLUTION. In the event of any voluntary or involuntary dissolution of the Trust, the Holders of the Securities on the date of the dissolution will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act an amount equal to the aggregate of the stated liquidation amount of $100 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless such dissolution occurs in connection with a Dissolution Event or a Tax Event in which, in accordance with Section 4(c), Debt in an aggregate stated principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

     If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis, except that if an Event of Default has occurred and is continuing, the Preferred Securities shall have a preference over the Common Securities with regard to such amounts.

     4. REDEMPTION AND DISTRIBUTION. (a) The Debt is not redeemable prior to April 1, 2002, except that the Debt Issuer has the right, at its option, to redeem the Debt in certain circumstances upon the occurrence of a Tax Event or Dissolution Event (as described below). Upon the repayment of the Debt in whole or in part, whether at maturity or upon redemption, the Trust shall apply the proceeds from such repayment or payment to simultaneously redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debt so repaid or redeemed, at a redemption price of $100 per Security plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption.

     (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata.

     (c) If the Holders of all the Common Securities consent to the dissolution of the Trust as a result of a Dissolution Event or a Tax Event (as defined below), the Republic Trustees shall, except in certain limited circumstances described in this Section 4(c), and, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, cause Debt held by the Trust, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' interests in the Trust on a Pro Rata basis; PROVIDED, however, that, as a condition of such dissolution and distribution, the Republic Trustees shall have received an opinion of independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of Debt, and PROVIDED, further, that, if there is available to the Sponsor the opportunity to eliminate, within a reasonable time, the adverse effects of the Tax Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, the Debt Issuer, the Sponsor or the Holders of the Securities ("Ministerial Action"), the Trust will pursue such Ministerial Action in lieu of dissolution.

     If, at any time, a Tax Event or a Dissolution Event shall occur and be continuing, the Debt Issuer shall have the right at any time, upon not less than 10 nor more than 60 days notice, to redeem the Debt in whole or in part for cash so long as such event is continuing, and, following such redemption, Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debt so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis; PROVIDED, HOWEVER, that, in the case of a Tax Event, if there is available to the Debt Issuer or the Trust the opportunity to eliminate, within a reasonable time, the adverse effects of the Tax Event by taking some Ministerial Action, the Trust or the Debt Issuer will pursue such Ministerial Action in lieu of redemption.

     A "Dissolution Event" shall occur upon the occurrence, and during the continuation, of either of the following events: (i) the Republic Trustees shall have received an opinion of independent counsel experienced in practice under the federal securities laws that there is more than an insubstantial risk that the Trust is or will be considered an Investment Company; or (ii) the Board of Governors of the Federal Reserve System or a Federal Reserve Bank (the "Federal Reserve") shall have advised the Debt Issuer that the Preferred Securities are not or will be considered not to be "Tier 1 capital" of the Debt Issuer under the regulations, policies and guidelines of the Federal Reserve.

     "Tax Event" means that the Republic Trustees shall have received an opinion of independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that, as a result of (a) any amendment to, clarification of or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action"), or (c) any amendment to, clarification of, or change in the official position or the interpretation of such Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental authority or regulatory body, irrespective of the manner in which such amendment, clarification or change is made known, which amendment, clarification, or change is effective or such Administrative Action or decision is announced, in each case, on or after the first date of the Private Placement Memorandum, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Debt or subject to more than a de minimis amount of other taxes, duties or other governmental changes, (ii) any portion of interest payable by the Debt Issuer to the Trust on the Debt is not, or within 90 days of the date thereof will not be, deductible by the Debt Issuer for United States federal income tax purposes or (iii) the Debt Issuer could become liable to pay, on the next date on which any amount would be payable with respect to the Debt, any Additional Interest (as defined in the Indenture).

     After the date for any distribution of Debt upon dissolution of the Trust:
(i) the Securities will be deemed to be no longer outstanding, (ii) the Holders of the Preferred Securities will receive a certificate or certificates representing the Debt to be delivered upon such distribution and (iii) any Certificates representing Preferred Securities will be deemed to represent undivided beneficial interests in such of the Debt having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, such Preferred Securities until such Certificates are presented to the Debt Issuer or its agent for conversion, transfer or reissue.

     (d) The Trust may not redeem fewer than all the outstanding Preferred Securities unless all accrued and unpaid Distributions have been paid on all Preferred Securities for all quarterly Distribution periods terminating on or before the date of redemption.

     (e)  Redemption or Distribution Procedures.

          (i) Notice of any redemption of, or notice of distribution of Debt in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 10 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debt. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this
Section 4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of such Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of such Securities at the address of each such Holder appearing on the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Securities.

          (iii) If Securities are to be redeemed and the Trust gives a Redemption/ Distribution Notice, which notice may only be issued if the Debt is redeemed as set out in this Section 4 (which notice will be irrevocable), then with respect to Preferred Securities and Common Securities, provided that the Debt Issuer has paid the Trust a sufficient amount of cash in connection with the related redemption or maturity of the Debt, the Trust will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of each such Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then immediately prior to the close of business on the date of such deposit, Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the applicable redemption price specified in Section 4(a), but without interest on such redemption price. If any date fixed for redemption of Securities is not a Business Day, then payment of any such redemption price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Sponsor as guarantor pursuant to the relevant Securities Guaranty, Distributions on such Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price. In the event of any redemption of Preferred Securities issued by the Trust in part, the Trust shall not be required to (i) issue, register the transfer of or exchange any Certificates for Securities during a period beginning at the opening of business 15 days before any selection for redemption of Preferred Securities and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all holders of Preferred
Securities to be so redeemed or (ii) register the transfer of or exchange any Certificates for Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Securities being redeemed in part, except in connection with any conversion of Securities in accordance with their terms.

          (iv) Redemption/Distribution Notices shall be sent by the Republic Trustees on behalf of the Trust to the Holders thereof.

     5.   VOTING RIGHTS - Preferred Securities. (a) Except as provided under
Section 7 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights. The Republic Trustee is required to call a meeting of the holders of the Preferred Securities if directed to do so by holders of at least 10% in aggregate liquidation amount thereof.

     (b) No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debt in accordance with the Declaration and the terms of the Securities.

     6. VOTING RIGHTS - COMMON SECURITIES. (a) Except as provided under Sections 6(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

     (b)  The Holders of the Common Securities are entitled, in accordance with
Article IV of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees and are entitled, in accordance with Article VII of the Declaration, to consent to the dissolution of the Trust under certain conditions.

     7. AMENDMENTS TO DECLARATION AND INDENTURE. (a) In addition to any requirements under Section 11.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Republic Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 7.1 of the Declaration, then the Holders of outstanding Securities, voting together as a single class, will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities, affected thereby; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

     (b) Notwithstanding the foregoing, no amendment or modification may be made to the Declaration if such amendment or modification would (i) cause the Trust to be classified for purposes of United States federal income taxation as other than a grantor trust, or (ii) cause the Trust to be deemed an "investment company" which is required to be registered under the Investment Company Act.

     8. PRO RATA. A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

     9. RANKING. The Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default has occurred and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

     10. ACCEPTANCE OF SECURITIES GUARANTY AND INDENTURE. Each Holder of Preferred Securities and Common Securities, by the acceptance of such Securities, agrees to the provisions of the Preferred Securities Guaranty and the Common Securities Guaranty, respectively, including the subordination provisions therein and to the provisions of the Indenture.

     11. NO PREEMPTIVE RIGHTS. The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

     12. CONVERSION RIGHTS. The Holders of Securities shall have the right at any time prior to 5:00 p.m. (Louisville, Kentucky time) on the Business Day immediately preceding the date of repayment of such Securities, whether at maturity or upon redemption, to cause the Conversion Agent to convert Securities, on behalf of the converting Holders, into shares of Republic Common Stock in the manner described herein on and subject to the following terms and conditions:

         (a) The Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Republic Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Securities for a portion of the Debt theretofore held by the Trust on the basis of one Security per $100 principal amount of Debt, and immediately convert such amount of Debt into fully paid and nonassessable shares of Republic Common Stock at an initial conversion rate of 5 shares of Republic Common Stock per $100 principal amount of Debt (which is equivalent to a conversion price of $20 per share of Republic Common Stock, subject to certain adjustments set forth in the terms of the Debt (as so adjusted, the "Conversion Price")).

         (b) To convert Securities into Republic Common Stock, the Holder shall submit to the Conversion Agent at the office of the Sponsor an irrevocable request to convert Securities on behalf of such Holder (the "Conversion Request"), together with the Certificates for such Securities. The Conversion Request shall (i) set forth the number of Securities to be converted and the name or names, if other than the Holder, in which the shares of Republic Common Stock should be issued and (ii) direct the Conversion Agent (A) to exchange such Securities for a portion of the Debt held by the Trust (at the rate of exchange specified in the preceding paragraph) and (B) to immediately convert such Debt on behalf of such Holder, into Republic Common Stock (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the Debt held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debt for exchange in accordance with this paragraph 12. The Conversion Agent shall thereupon notify the Debt Issuer of the Holder's election to convert such Debt into shares of Republic Common Stock. Accrued Distributions will not be paid on Securities that are converted, nor will any payment, allowance or adjustment be made for accumulated and unpaid Distributions, whether or not in arrears, accrued on converted Securities (including any Additional Interest or Compounded Interest accrued thereon) except that (i) Holders of Securities at the close of business on a record date will be entitled to receive the Distributions payable on such Securities on the corresponding payment date notwithstanding the conversion of such Securities following such record date but prior to such payment date and
(ii) if, during an Extension Period, notice of any redemption of Securities is mailed or otherwise given to Holders of Securities, then, if any Holder of Securities converts any Securities into Republic Common Stock on any date on or after the date on which such notice of redemption is mailed or otherwise given, and such date of conversion falls on any day from and including the first day of an Extension Period through and including the record date for the payment of the Distributions on the Securities which have been deferred as a result of such Extension Period, such holder shall be entitled to receive all accrued and unpaid Distributions on such Securities to the most recent payment date prior to the date of such conversion, whether or not such payment date falls in such Extension Period (or, if the date of such conversion is (A) during an Extension Period, (B) on or prior to the payment date upon which such Extension Period ends and (C) after the record date for the payment date referred to in clause
(B) above, all accrued and unpaid Distributions on such Securities to such payment date) shall be distributed to the Holder who converts such Securities, which distribution shall be made on the redemption date fixed for redemption. Except as provided above, neither the Trust nor the Debt Issuer will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions on the Securities (including any Additional Interest or Compounded Interest) surrendered for conversion. The Debt Issuer shall make no payment or allowance for distributions on the shares of Republic Common Stock issued upon such conversion, except to the extent that such shares of Republic Common Stock are held of record on the record date for any such distributions. Securities shall be deemed to have been converted immediately prior to 5:00 p.m. (Louisville, Kentucky time) on the day on which a Conversion Request relating to such Securities is received by the Trust in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive Republic Common Stock issuable upon conversion of the Debt shall be treated for all purposes as the record holder or holders of such Republic Common Stock at such time. As promptly as practicable on or after the Conversion Date, the Debt Issuer shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Republic Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

         (c) Each Holder of a Security by his acceptance thereof appoints Steven E. Trager (the "Conversion Agent") as the agent of the holder for the purpose of effecting the conversion of Securities in accordance with this paragraph 12. If Steven E. Trager resigns or otherwise fails to serve as Conversion Agent, then the Property Trustee shall serve as Conversion Agent. In effecting the conversion and transactions described in this paragraph 12, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Debt held by the Trust in connection with the conversion of such Securities in accordance with this paragraph 12 and (ii) to convert all or a portion of the Debt into Republic Common Stock and thereupon to deliver such shares of Republic Common Stock in accordance with the provisions of this paragraph 12 and to deliver to the Trust a new Debt Security for any resulting unconverted principal amount.

         (d) No fractional shares of Republic Common Stock will be issued as a result of conversion, but in lieu thereof, such fractional interest will be paid in cash (based on the last reported sale price of Republic Common Stock on the Conversion Date (or, if such date is not a trading date, on the next trading date) if Republic Common Stock is then traded on a national securities exchange or is subject to quotation on an inter-dealer automated quotation system, or otherwise based on the Conversion Price) by the Debt Issuer to the Trust, which in turn will make such payment to the Holder or Holders of Securities so converted.

         (e) The Debt Issuer shall at all times reserve and keep available out of its authorized and unissued Republic Common Stock, solely for issuance upon the conversion of the Debt, free from any preemptive or other similar rights, such number of shares of Republic Common Stock as shall from time to time be issuable upon the conversion of all the Debt then outstanding. Notwithstanding the foregoing, the Debt Issuer shall be entitled to deliver upon conversion of Debt, shares of Republic Common Stock reacquired and held in the treasury of the Debt Issuer (in lieu of the issuance of authorized and unissued shares of Republic Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Republic Common Stock issued upon conversion of the Debt shall be duly authorized, validly issued, fully paid and nonassessable. The Conversion Agent shall deliver the shares of Republic Common Stock received upon conversion of the Debt to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes.

         (f) The Debt Issuer will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Republic Common Stock on conversion of Debt and the delivery of shares of Republic Common Stock by the Trust upon conversion of the Securities. The Debt Issuer shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of Republic Common Stock in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Trust the amount of any such tax or has established to the satisfaction of the Trust that such tax has been paid.

         (g) Nothing in the preceding paragraph 12 shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities or as set forth in this Annex I to the Declaration or the Declaration itself or otherwise require the Trustees or the Trust to pay any amounts on account of such withholdings.

     13. MISCELLANEOUS. These terms constitute a part of the Declaration. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guaranty or the Common Securities Guaranty (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                     EXHIBIT A-1

                    FORM OF INITIAL PREFERRED SECURITY CERTIFICATE

                              [FORM OF FACE OF SECURITY]

          [Include the following Restricted Securities Legend on all Preferred Securities, unless otherwise determined by the Sponsor in accordance with applicable law ---- [The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state (the "Securities Laws"). These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration under applicable Securities Laws, or the availability of an exemption therefrom. This certificate will not be transferred on the books of the Corporation or any transfer agent acting on behalf of the Corporation except upon the receipt of an opinion of counsel, satisfactory to the Corporation, that the proposed transfer is exempt from the registration requirements of all applicable Securities Laws, or the receipt of evidence, satisfactory to the Corporation, that the proposed transfer is the subject of an effective registration statement under all applicable Securities Laws.]


Certificate Number                 Number of Preferred Securities


                     Certificate Evidencing Preferred Securities

                                          of

                                REPUBLIC CAPITAL TRUST

                        Quarterly Income Preferred Securities

                   (Liquidation amount $100 per Preferred Security)

               REPUBLIC CAPITAL TRUST, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that _____________ (the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust, designated the Quarterly Income Preferred Securities (liquidation amount $100 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued pursuant to, and shall in all respects be subject to, the provisions of the Declaration of Trust of the Trust dated as of February 5, 1997, including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration, as the same may be amended from time to time (the "Declaration"). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guaranty to the extent provided therein, the terms of which are incorporated by reference herein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guaranty and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business.

          Upon receipt of this Security, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance of this Security, the Holder agrees to treat, for United States federal income tax purposes, the Debt as indebtedness and the Preferred Securities as evidence of beneficial ownership in the Debt.

          IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of __________, 1997.

                                   REPUBLIC CAPITAL TRUST


GUARANTEED to the extent provided            By:  _________________________
in the Preferred Securities Guaranty,        Name:  Steven E. Trager
incorporated herein by reference:            Title: Republic Trustee
REPUBLIC BANCORP, INC.

By:________________________________
Title:_____________________________

                            [FORM OF REVERSE OF SECURITY]

          Distributions payable on each Preferred Security will be fixed at a rate per annum of 8.5% (the "Coupon Rate") of the stated liquidation amount of $100 per Preferred Security, such rate being the rate of interest payable on the Debt to be held by the Trust. Except as set forth below in respect of an Extension Period, Distributions in arrears for more than a quarterly period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes cash distributions and any such compounded interest and any Additional Interest paid on the Debt unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debt held by the Trust and to the extent the Trust has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months.

          Except as otherwise described below, Distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, commencing on April 1, 1997. The Debt Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debt for a period not exceeding 20 consecutive quarterly periods (each an "Extension Period"), during which Extension Period no interest will be due and payable on the Debt, PROVIDED, that no Extension Period shall be initiated while accrued interest with respect to prior, completed Extension Periods is unpaid or extend beyond the date of the maturity of the Debt. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debt Issuer may further extend such Extension Period; PROVIDED, THAT such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarterly periods or extend beyond the maturity of the Debt. Distributions accrued during any Extension Period will be payable on the next quarterly Distribution payment date to Holders as they appear on the books and records of the Trust on the record date next following the termination of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debt Issuer may commence a new Extension Period, subject to the above requirements.

          The Preferred Securities shall be redeemable and, through the Debt, may be converted into Class A Common Stock of the Debt Issuer as provided in the Declaration.


                                      ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

     _________________________________________________________

     _________________________________________________________

(Insert assignee's social security or tax identification number)

     _________________________________________________________

     _________________________________________________________

(Insert address and zip code of assignee) and irrevocably appoints

     _________________________________________________________

     _________________________________________________________

agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

     Date:          __________________________________________

     Signature:     __________________________________________

          (Sign exactly as your name appears on the other side of this Preferred Security Certificate)

Signature Guaranty:*__________

*Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                                  CONVERSION REQUEST

To:      Steven E. Trager, as Conversion Agent

                  The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into Class A Common Stock of Republic Bancorp, Inc. (the "Common Stock") in accordance with the terms of the Declaration of Trust (the "Declaration"), dated as of February 5, 1997 by Steven E. Trager, A. Scott Trager, and L. Lee Kinsolving, Jr., as Republic Trustees, Wilmington Trust Company, as Delaware Trustee, and Republic Bancorp, Inc. as Sponsor. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Preferred Securities for a portion of the Debt (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Preferred Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debt on behalf of the undersigned, into Common Stock (at the conversion rate specified in the terms of the Preferred Securities set forth as Annex I to the Declaration).

                  The undersigned also hereby directs the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: ________________

Number of Preferred Securities to be converted: ___________________

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons.

     ___________________________________________________________________
     ___________________________________________________________________
     ___________________________________________________________________



     __________________________________________
     (Sign exactly as your name appears on the other side of this Preferred Security Certificate) (for conversion only)

Please Print or Typewrite Name and Address,
Including Zip Code, and Social Security or
Other Identifying Number.

__________________________________________
__________________________________________
__________________________________________
__________________________________________



Signature Guaranty:* _______________________________


*Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                      EXHIBIT A-2

                         FORM OF COMMON SECURITY CERTIFICATE

          [The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state (the "Securities Laws"). These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration under applicable Securities Laws, or the availability of an exemption therefrom. This certificate will not be transferred on the books of the Corporation or any transfer agent acting on behalf of the Corporation except upon the receipt of an opinion of counsel, satisfactory to the Corporation, that the proposed transfer is exempt from the registration requirements of all applicable Securities Laws, or the receipt of evidence, satisfactory to the Corporation, that the proposed transfer is the subject of an effective registration statement under all applicable Securities Laws.]

     Certificate Number                Number of Common Securities

                      Certificate Evidencing Common Securities

                                         Of

                               REPUBLIC CAPITAL TRUST

           REPUBLIC CAPITAL TRUST, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Republic Bancorp, Inc. (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer.
The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued pursuant to, and shall in all respects be subject to, the provisions of the Declaration of Trust of the Trust dated as of February 5, 1997, including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration, as the same may be amended from time to time (the "Declaration"). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guaranty to the extent provided therein, the terms of which are incorporated by reference herein. The Sponsor will provide a copy of the Declaration, the Common Securities Guaranty and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

          Upon receipt of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debt as indebtedness and the Common Securities as evidence of undivided beneficial ownership in the Debt.

          IN WITNESS WHEREOF, the Trust has executed this certificate this _____day of ______________, 1997.


                                   REPUBLIC CAPITAL TRUST


GUARANTEED to the extent provided            By:  _________________________
in the Common Securities Guaranty,           Name:  Steven E. Trager
incorporated herein by reference:            Title: Republic Trustee
REPUBLIC BANCORP, INC.

By:________________________________
Title:_____________________________


                            [FORM OF REVERSE OF SECURITY]

          Distributions payable on each Common Security will be identical in amount to the Distributions payable on each Preferred Security, which is at a rate per annum of 8.5% (the "Coupon Rate") of the stated liquidation amount of $100 per Preferred Security, such rate being the rate of interest payable on the Debt to be held by the Trust. Except as set forth below in respect of an Extension Period, Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes cash distributions and any such compounded distribution and any Additional Interest paid on the Debt unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debt held by the Trust and to the extent the Trust has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months.

          Except as otherwise described below, Distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, commencing on April 1, 1997. The Debt Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debt for a period not exceeding 20 consecutive quarterly periods (each an "Extension Period"), during which Extension Period no interest will be due and payable on the Debt, PROVIDED, that no Extension Period shall be initiated while accrued interest with respect to prior, completed Extension Periods is unpaid or extend beyond the date of the maturity of the Debt. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debt Issuer may further extend such Extension Period; PROVIDED, THAT such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarterly periods or extend beyond the maturity of the Debt. Distributions accrued during any Extension Period will be payable on the next quarterly Distribution payment date to Holders as they appear on the books and records of the Trust on the record date next following the termination of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debt Issuer may commence a new Extension Period, subject to the above requirements.

          The Common Securities shall be redeemable, and, through the Debt, may be converted into Class A Common Stock of the Debt Issuer as provided in the Declaration.

                                      ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

     _________________________________________________________

     _________________________________________________________

     _________________________________________________________

     (Insert assignee's social security or tax identification number)

     _________________________________________________________

     _________________________________________________________

     _________________________________________________________

(Insert address and zip code of assignee) and irrevocably appoints

     _________________________________________________________

     _________________________________________________________

     _________________________________________________________

agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

     Date:          __________________________________________

     Signature:     __________________________________________

          (Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature Guaranty:*__________

*Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                  CONVERSION REQUEST

To:      Steven E. Trager, as Conversion Agent

                  The undersigned owner of these Common Securities hereby irrevocably exercises the option to convert these Common Securities, or the portion below designated, into Class A Common Stock of Republic Bancorp, Inc. (the "Common Stock") in accordance with the terms of the Declaration of Trust (the "Declaration"), dated as of February 5, 1997 by Steven E. Trager, A. Scott Trager, and L. Lee Kinsolving, Jr., as Republic Trustees, Wilmington Trust Company, as Delaware Trustee, and Republic Bancorp, Inc. as

Sponsor. Pursuant to the aforementioned exercise of the option to convert these Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Common Securities for a portion of the Debt (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Common Securities set forth as Annex I to the Declaration) and
(ii) immediately convert such Debt on behalf of the undersigned, into Common Stock (at the conversion rate specified in the terms of the Common Securities set forth as Annex I to the Declaration).

                  The undersigned also hereby directs the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: ________________

Number of Common Securities to be converted: ___________________

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons.

     ___________________________________________________________________
     ___________________________________________________________________
     ___________________________________________________________________



     __________________________________________
     (Sign exactly as your name appears on the other side of this Common Security Certificate) (for conversion only)

Please Print or Typewrite Name and Address,
Including Zip Code, and Social Security or
Other Identifying Number.

__________________________________________
__________________________________________
__________________________________________
__________________________________________



Signature Guaranty:* _______________________________


*Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                      EXHIBIT B

                                   SPECIMEN OF DEBT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE (THE "SECURITIES LAWS"). THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION UNDER APPLICABLE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION THEREFROM. THIS CERTIFICATE WILL NOT BE TRANSFERRED ON THE BOOKS OF THE CORPORATION OR ANY TRANSFER AGENT ACTING ON BEHALF OF THE CORPORATION EXCEPT UPON THE RECEIPT OF AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF ALL APPLICABLE SECURITIES LAWS, OR THE RECEIPT OF EVIDENCE, SATISFACTORY TO THE CORPORATION, THAT THE PROPOSED TRANSFER IS THE SUBJECT OF AN EFFECTIVE REGISTRATION STATEMENT UNDER ALL APPLICABLE SECURITIES LAWS

NO. 01                                          PRINCIPAL AMOUNT $____________

                                REPUBLIC BANCORP, INC.
             8.5% SUBORDINATED DEFERRABLE INTEREST DEBT SECURITY DUE 2027

REPUBLIC BANCORP, INC., a Kentucky corporation (the "Corporation"), which term includes any successor corporation under the Indenture hereinafter referred to, for value received, hereby promises to pay to Republic Capital Trust, a Delaware business trust, or registered assigns, the principal sum of Ten Million Dollars ($10,000,000) on April 1, 2027, and to pay interest on said principal sum from [THE DATE OF ISSUE], 1997, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on January 1, April 1, July 1 and October 1 of each year commencing April 1, 1997, at the rate of Eight and 5/10 Per Cent (8.5%) per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded quarterly. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Debt Security is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the Record Date for such interest installment, which shall be the close of business on the 15th Business Day next preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such Record Date and may be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Corporation for the payment of such defaulted interest, notice whereof shall be given to the registered holders of Debt Securities not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Debt Security shall be payable at the office or agency of the Corporation (or other paying agent appointed by the Corporation) maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; PROVIDED, however, that payment of interest may be made at the option of the Corporation by check mailed to the registered holder at such address as shall appear in the Security Register.


     The indebtedness evidenced by this Debt Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Debt Security is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Debt Security, by accepting the same, agrees to and shall be bound by the provisions of the Indenture. Each holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     The provisions of this Debt Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

     IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed.

REPUBLIC BANCORP, INC.                                 Dated:  __________, 1997

By:_____________________________________

Name:__________________________________

Title:____________________________________

Attest:__________________________________

Name:__________________________________

Title:____________________________________

                                [Text of Reverse Side]

     This Debt Security of the Corporation is issued under and pursuant to the Indenture between the Corporation and Steven E. Trager, as trustee, dated February 5, 1997 (the "Indenture"), to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Corporation and the holders of the Debt Securities (referred to herein as the "Debt Securities") of which this Debt Security is a part. The summary of the terms of this Debt Security contained herein does not purport to be complete and is qualified by reference to the Indenture. The Debt Securities are limited in aggregate principal amount as specified in said Indenture.

     The Corporation shall have the right to redeem this Debt Security at the option of the Corporation, in whole or in part at any time on or after April 1, 2002 (an "Optional Redemption"), at the redemption price (the "Redemption Price") equal to the principal amount being redeemed, plus accrued and unpaid interest to the redemption date, which shall be paid prior to 12:00 noon, Louisville, Kentucky time, on the date of such redemption or at such earlier time as the Corporation determines. In addition, the Corporation has the right to redeem the Debt Securities, in whole or in part, at any time at the Redemption Price upon the occurrence, and during the continuation, of any of the following events: (i) the Republic Trustees shall have received an opinion of independent counsel experienced in practice under the federal securities laws that there is more than an insubstantial risk that the Trust is or will be considered an Investment Company or (ii) the Board of Governors of the Federal Reserve System or a Federal Reserve Bank (the "Federal Reserve") shall have advised the Debt Issuer that the Preferred Securities are not or will be considered not to be "Tier 1 Capital" of the Debt Issuer under the regulations, policies and guidelines of the Federal Reserve; or (iii) a Tax Event. Any redemption pursuant to this paragraph will be made upon not less than 10 days nor more than 60 days notice, at the Redemption Price. If the Debt Securities are only partially redeemed by the Corporation pursuant to an Optional Redemption, the Debt Securities will be redeemed pro rata or by lot or by any other method utilized by the Corporation.

     On the terms and subject to the conditions set forth in the Indenture, the Holder of the Debt Securities has the right, exercisable at any time on or before 5:00 p.m. (Louisville, Kentucky time) on the Business Day immediately preceding the date of repayment of such Securities, whether at maturity or upon redemption, to convert such Securities into fully paid and nonassessable whole shares of Republic Common Stock at a conversion rate of 5 shares of Republic Common Stock for each $100 in aggregate principal amount of Securities, subject to adjustment under certain circumstances, as provided in the Indenture.

     In the event of redemption of this Debt Security in part only, a new Debt Security or Debt Securities for the unredeemed portion hereof will be issued in the name of the holder hereof upon the cancellation hereof.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Debt Securities may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Corporation, with the consent of the holders of not less than a majority in aggregate principal amount of the Debt Securities affected at the time outstanding, as specified in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debt Securities; provided, however, that no such supplemental indenture shall among other things, (i) extend the fixed maturity of any Debt Securities, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the holder of each Debt Security so affected, or (ii) reduce, the aforesaid percentage of Debt Securities, the holders of which are required to consent to any such supplemental indenture, without the consent of the holder of each Debt
Security then outstanding and affected thereby. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding affected thereby, on behalf of all of the holders of the Debt Securities, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Debt Securities. Any such consent or waiver by the registered holder of this Debt Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debt Security and of any Debt Security issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Debt Security.

     No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Debt Security at the time and place and at the rate and in the money herein prescribed.

     The Corporation shall have the right at any time during the term of the Debt Securities and from time to time to extend the interest payment period of the Debt Securities for up to 20 consecutive quarterly periods (each, an "Extension Period") as provided in the Indenture. During the Extension Period no interest shall be due and payable; provided that no Extension Period may extend beyond the Maturity Date. To the extent permitted by applicable law, interest on the Debt Securities, the payment of which has been deferred, will bear interest thereon compounded quarterly. At the end of an Extension Period, the Corporation shall pay all interest accrued and unpaid on the Debt Securities, including any Additional Interest and Compounded Interest, that shall be payable.

     As provided in the Indenture and subject to certain limitations herein and therein set forth, this Debt Security is transferable by the registered holder hereof on the Debt Security Register of the Corporation, upon surrender of this Debt Security for registration of transfer at the office or agency of the Corporation in Louisville, Kentucky, accompanied by a written instrument or instruments of transfer in form satisfactory to the Corporation duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debt Securities of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

     Prior to due presentment for registration of transfer of this Debt Security, the Corporation may deem and treat the registered holder hereof as the absolute owner hereof for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and the Corporation shall not be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal or premium on, if any or the interest on this Debt Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Corporation or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for, the issuance hereof, expressly waived and released.

     The Debt Securities are issuable only in registered form without coupons in denominations of $100 and any integral multiple thereof. All terms used in this Debt Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     THE INTERNAL LAWS OF THE STATE OF KENTUCKY SHALL GOVERN THE INDENTURE
AND THE DEBT SECURITIES WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.


                                 NOTICE OF CONVERSION

To:  Republic Bancorp, Inc.

     The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into Class A Common Stock (the "Common Stock") of Republic Bancorp, Inc. (the "Company") in accordance with the terms of the Indenture referred to in the Security, between the Company and Steven E. Trager, as Trustee, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date:_______________

Principal Amount of Securities to be converted ($100 or integral multiples thereof): _______________

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons.

____________________________________________________
____________________________________________________
____________________________________________________

____________________________________________________
(Signed exactly as your name appears on the Security) (for conversion only)

Please print or typewrite name and address, including zip code, and social security or other identifying number.

____________________________________________________
____________________________________________________
____________________________________________________

Signature Guarantee:*_______________________

*Signature must be guaranteed by an "eligible institution," that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Security Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                      EXHIBIT C

                              FORM OF PURCHASE AGREEMENT

                                SUBSCRIPTION AGREEMENT


Republic Bancorp, Inc.
Republic Capital Trust
Republic Corporate Center
Louisville, Kentucky  40202

Gentlemen:

          This subscription is submitted to Republic Capital Trust (the "Trust"), a Delaware Business Trust, and Republic Bancorp, Inc. (the "Company") in accordance with and subject to the terms and conditions described in this Subscription Agreement (the "Agreement") and the Private Placement Memorandum dated January 30, 1997 (the "Memorandum"), relating to an offering (the "Offering") of Quarterly Income Preferred Securities, $100 par ("Preferred Stock"), of the Trust and the securities to be issued by the Company in connection therewith, namely, the Guaranty to be entered into between the Company and a trustee on behalf of the holders of the Preferred Securities (the "Guaranty") and the 8.5% Convertible Subordinated Debt Securities of the Company maturing March 31, 2027 (the "Subordinated Debt Securities"), with each $100 in principal of Subordinated Debt Securities convertible into five shares of the Class A Common Stock of the Company (the "Class A Common Stock") (the Preferred Securities, the Guaranty, the Subordinated Debt Securities and the Class A Common Stock are, collectively, the "Securities").

          The undersigned (the "Subscriber"), intending to be legally bound, hereby irrevocably agrees to purchase from the Trust the number of shares of Preferred Securities set forth on the signature page hereof, at $100 per Preferred Securities, for a total amount constituting the purchase price (the "Purchase Price").

     I.   CLOSING.

          A. TIME AND PLACE. The initial closing (the "Initial Closing") of the transactions contemplated by the Memorandum shall be held at the offices of the Company, 601 West Market Street, Louisville, Kentucky 40202, on February 5, 1997 at 2:00 p.m., or on such later date or at such other time and place as the Trust and the Company may direct (the "Initial Closing Date"). If the date of this Agreement is on or prior to the Initial Closing Date, the closing of the transactions contemplated by this Agreement shall occur at the Initial Closing. If the date of this Agreement is after the Initial Closing Date, the closing of the sale and purchase of the Preferred Securities shall occur on the date of the Agreement or, if not a business day, the next business day thereafter (a "Subsequent Closing Date") (the Initial Closing Date and a Subsequent Closing Date are collectively referred to as the "Closing Date"). The closing of the transactions contemplated by this Agreement on the Closing Date shall be subject to the terms and conditions of this Agreement.

          B. PAYMENT OF THE PURCHASE PRICE BY THE SUBSCRIBER. The Purchase Price shall be due and payable on the Closing Date. All payments of the Purchase Price shall be made in immediately available funds by bank wire transfer or by the delivery to the Trust of a certified check payable to the Trust. If wire transfer is utilized, the Subscriber must complete the information called for on the signature page hereof relating thereto.

  Within ninety (90) days of the Closing Date, the Trust shall deliver to the Subscriber a certificate registered in the Subscriber's name and representing the Preferred Securities purchased pursuant to this Agreement, which certificate shall bear the legend set forth in Section 3.L hereof, together with any legends required under applicable state securities or other applicable laws (the "Legends").

     2. ACCEPTANCE OF SUBSCRIPTION. The date of this Agreement shall be the date it is accepted and executed by the Company and the Trust. The Subscriber understands and agrees that the Trust and the Company in their sole discretion reserve the right to accept or reject this subscription and any other subscription for the Securities, in whole or in part, at any time prior to the Closing Date, notwithstanding prior receipt by the Subscriber of oral or written notice of acceptance. If the subscription is rejected in whole, this Subscription Agreement shall thereafter be of no further force or effect.

     3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF SUBSCRIBER. The Subscriber hereby represents, warrants and agrees with the Trust and the Company, as follows:

          A. The address set forth below is the Subscriber's true and correct residence and the Subscriber has no present intention of becoming a resident of any other state or jurisdiction.

          B. The Subscriber has received and carefully reviewed the Memorandum and all attachments thereto, and understands the information contained therein. The Subscriber and the Subscriber's attorney, accountant, or adviser have had a reasonable opportunity to inspect all documents, records, books and material contracts pertaining to this investment, including, without limitation, the Memorandum. The Subscriber confirms that the Securities are being purchased without the Subscriber's receipt of any offering literature other than the Memorandum. Except for information set forth in the Memorandum, the Subscriber is not relying on the Trust or the Company or any agent of the Trust or the Company with respect to the tax and other economic considerations of an investment in the Securities.

          C. The Subscriber has had a reasonable opportunity to ask questions and receive answers from a person or persons acting on behalf of the Trust and the Company concerning the Offering of the Securities, the terms and conditions and all other aspects of investment in the Trust and the Company, and all such questions have been answered to the full satisfaction of the Subscriber.

          D. The Subscriber is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Trust or the Company.

          E. If the Subscriber is a natural person, the Subscriber has reached the age of majority in the jurisdiction in which the Subscriber resides; the Subscriber has adequate means of providing for the Subscriber's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment, and, at the present time, could afford a complete loss of such investment. The Subscriber's overall commitment to investments which are not readily marketable is reasonable in relation to the Subscriber's net worth. The Subscriber recognizes that there are substantial restrictions on the transferability of the Securities under federal and state securities laws, that the Securities may have to be held indefinitely and that it may not be possible for the Subscriber to liquidate the investment in the Trust and the Company. The Subscriber recognizes that investment in the Securities is speculative in nature, and involves substantial risks, including the risk of loss of the entire amount of such investment, and has taken full cognizance of and understands all of the risks related to the purchase of the Securities.

          F. The Subscriber and the Subscriber's advisers have such knowledge and experience in financial, tax and business matters so as to enable the Subscriber to utilize the information made available to the Subscriber in connection with the Offering to evaluate the merits and risks of an investment in the Securities, and to make an informed investment decision with respect thereto.

          G. The Subscriber understands that the Offering and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act"), by virtue of Section 4(2) of the Act and the provisions of Regulation D promulgated thereunder. The Securities have not been registered under the Act or under the securities laws of any state and neither the Trust nor the Company will be under any obligation to so register the Securities. The Subscriber represents that the Subscriber is purchasing the Securities for the Subscriber's own account, for investment and not with a view to resale, distribution, or other disposition, and Subscriber has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution or other disposition. The Subscriber will not sell or otherwise transfer the Preferred Securities, and any Securities received in respect thereof, without registration under the Act and applicable state securities laws, or pursuant to an exemption therefrom.

          H. The Subscriber is an "accredited investor" as that term is defined in Rule 501 promulgated under the Act, inasmuch as the Subscriber meets the requirements of one or more of the subparagraphs listed in EXHIBIT A hereto as of the date of this Agreement, and if there is any material change in such status prior to the sale of the Preferred Securities, the Subscriber will immediately notify the Trust and the Company in writing.

          I. The execution, delivery and performance of this Agreement by the Subscriber (i) will not constitute a default under or conflict with any agreement or instrument to which the Subscriber is a party or by which it or its assets are bound, (ii) will not conflict with or violate any order, judgment, decree, statute, ordinance or regulation applicable to the Subscriber (including, without limitation, any applicable laws relating to permissible legal investments) and (iii) do not require the consent of any person or entity. This Agreement has been duly authorized, executed and delivered by the Subscriber and constitutes the valid and binding agreement of the Subscriber enforceable against it in accordance with its terms. Subscriber has all requisite power to purchase the Securities subscribed for hereunder and shall deliver to the Trust and the Company such documents and legal opinions reasonably requested by it with respect to such authority and power.

          J. The Subscriber has not retained, or otherwise entered into any agreement or understanding with, any broker or finder in connection with the purchase of Securities by the Subscriber, and neither the Trust nor the Company will incur any liability for any fee, commission or other compensation on account of any such retention, agreement or understanding by the Subscriber.

          K. The Subscriber, if executing this Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation, or other entity for whom the Subscriber is executing this Agreement, and such individual, partnership, trust, estate, corporation, or other entity has full right and power to enter into this Agreement and make an investment in the Securities.

          L. The Subscriber understands that the certificate or certificates representing the Preferred Securities, and any Securities issued in respect thereof, shall bear a legend in substantially the following form, together with any legend required by applicable state securities or other applicable law, and the Subscriber shall not transfer any or all of the Securities, or any interest therein, except in accordance with the terms of such legend:

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state (the "Securities Laws"). These securities (and any securities into which they may be converted) may not be offered, sold, transferred, pledged or hypothecated in the absence of registration under applicable Securities Laws, or the availability of an exemption therefrom. This certificate will not be transferred on the books of the Corporation or any transfer agent acting on behalf of the Corporation except upon the receipt of an opinion of counsel, satisfactory to the Corporation, that the proposed transfer is exempt from the registration requirements of all applicable Securities Laws, or the receipt of evidence, satisfactory to the Corporation, that the proposed transfer is the subject of an effective registration statement under all applicable Securities Laws.

          M. The Subscriber: [i] has not filed a registration statement which is the subject of a currently effective stop order entered pursuant to any state's law within five years prior to the date hereof; [ii] has not been convicted within five years prior to the date hereof of any felony or misdemeanor in connection with the purchase or sale of any security or any felony involving fraud or deceit including, but not limited to, forgery, embezzlement, obtaining money under false pretenses, larceny or conspiracy to defraud; [iii] is not currently subject to any state's administrative order or judgment entered by that state's securities administrator within five years prior to the date hereof and is not subject to any state's administrative order or judgment in which fraud or deceit was found and the order or judgment was entered within five years of the date hereof; [iv] is not currently subject to any state's administrative order or judgment which prohibits the use of any exemption from registration in connection with the purchase or sale of securities; [v] is not subject to any order, judgment or decree of any court of competent jurisdiction temporarily or preliminarily restraining or enjoining, and is not subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years prior to the date hereof, permanently restraining or enjoining the Subscriber from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with any state.

     4. TERMINATION. The Company and the Trust will each have the right to terminate Offering, and this Agreement, if Preferred Securities with an aggregate liquidation amount of $9,700,000 have not been fully subscribed and paid for February 5, 1997. This Agreement will terminate automatically if the Closing Date has not occurred by the close of business on June 30, 1997.

     5. SURVIVAL. The representations, warranties, and agreements of the Subscriber contained herein shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Securities by the Subscriber.

     6. INDEMNIFICATION. The Subscriber understands the meaning and legal consequences of the representations and warranties contained in this Agreement and agrees to indemnify and hold harmless the Trust and the Company, their directors, officers, agents and attorneys, from and against any and all loss, damage, liability, claim, cause of action, judgment or expense, including reasonable attorneys' fees to the extent permitted by law, due to or arising out of a breach of any representation or warranty of the Subscriber contained in this Agreement.

     7.  MISCELLANEOUS.

          A. COOPERATION. Subject to the terms and conditions herein provided, each of the parties hereto shall use reasonable efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated hereby.

          B. NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, sent by facsimile transmission or sent by mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed or sent by facsimile transmission or, if mailed by certified or registered mail, three days after the date of deposit in the mails, as follows:

     If to the Trust or the Company, one copy to: Steven Trager
                                                  Republic Bancorp, Inc.
                                                  Republic Capital Trust
                                                  Republic Corporate Center
                                                  Louisville, Kentucky  40202
                                                  Telecopier:  (502) 561-7188

     with a copy to:                              Cynthia W. Young, Esq.
                                                  Wyatt, Tarrant & Combs
                                                  2800 Citizens Plaza
                                                  Louisville, KY  40202
                                                  Telecopier:  (502) 589-0309

     If to the Subscriber, one copy to the address indicated on the signature page hereof.

     Any party, by notice given in accordance with this section to the other party, may designate another address or person for receipt of notices hereunder. Notices by a party may be given by counsel to such party.

          C. ENTIRE AGREEMENT. This Agreement constitutes the complete understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements or undertakings, written or oral, and all contemporaneous oral agreements or understandings with respect to such subject matter.

          D. AMENDMENTS. This Agreement may not be amended nor shall any waiver, change, modification, consent or discharge be effected except by an instrument in writing executed by or on behalf of the party seeking or against whom enforcement of any amendment, waiver, change, modification, consent or discharge is sought.

          E. NO WAIVER. Any failure or delay on the part of a party in exercising any power or right hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, preclude any other or further exercise thereof or the exercise of any other right or power hereunder or otherwise available in law or in equity.

          F. SEVERABILITY. If any provisions of this Agreement for any reason shall be held to be illegal, invalid, or unenforceable, such illegality shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such illegal, invalid or unenforceable provision had never been herein.

          G. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Kentucky.

          H. BINDING EFFECT. This Agreement and all of its provisions, rights and obligations shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. This Agreement may not be assigned by any party without the express written consent of the other and any purported assignment, unless so consented to, shall be void and without effect. Nothing contained herein, express or implied, is intended or shall be construed to confer upon or to give anyone other than the parties hereto and their respective representatives and successors any rights or benefits under or by reason of this Agreement.

          I. COUNTERPARTS. The Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

          J. CAPTIONS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          IN WITNESS WHEREOF, the Subscriber hereto has executed this Agreement as of _______________, 1997.

                         Number of Quarterly Income Preferred Securities ($100 Liquidation Amount per Preferred Security):

                         _______________________________


                         Total Investment ($50,000 minimum):

                          $
                           ----------------------------


                         __________________________________________
                         Name of Subscriber [Type or Print Name as
                         You Want It to Appear on the Certificate]

                         __________________________________________
                         Signature(s) and title, if applicable

                         Address:__________________________________
                         __________________________________________
                         __________________________________________
                         Telephone Number:________________________
                         Telecopier Number:________________________
                         Social Security or
                          Federal Tax I.D. No.:______________________

                              FOR WIRE TRANSFER OF PURCHASE PRICE:

                              Name of Transferring Bank:

                              ____________________________________

                              Name of Account:____________________

                              Account Number:_____________________

          ACCEPTED as of ________________, 1997, which date constitutes the date of this Subscription Agreement:

REPUBLIC BANCORP, INC.                  REPUBLIC CAPITAL TRUST



By:______________________________       By:______________________________

Title:____________________________      Title:___________________________

                                      EXHIBIT A


     Under Regulation D promulgated under the Securities Act of 1933, as amended, an "accredited investor" is:

(a) A natural person who had individual income of more than $200,000 in each of the most recent two years, or joint income with that person's spouse in excess of $300,000 in each of the most recent two years and who reasonably expects to reach that same income level for the current year;

(b) A natural person whose individual net worth, or joint net worth with that person's spouse, is in excess of $1,000,000;

(c) A trust, with total assets in excess of $5,000,000, which is not formed for the purpose of acquiring the Securities, and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the risks and merits of an investment in the Securities;

(d) A corporation, a partnership, an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or a Massachusetts or similar business trust, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

(e) A bank as defined in Section 3(a)(2) of the Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or
     (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Employee Retirement Income Security Act of 1974, which is either a bank, savings and loan association, insurance company, or registered adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if the employee benefit plan is a self-directed plan, the investment decisions are made solely by persons who are accredited investors;

(f) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

(g) An entity in which all of the equity owners meet the requirements of at least one of the above subparagraphs for accredited investors.